SECOND AMENDMENT AGREEMENT

THIS SECOND AMENDMENT AGREEMENT is dated for reference DEC 8, 2012.

AMONG:

NORTH AMERICAN POTASH DEVELOPMENTS INC. (formerly Ringbolt Ventures Ltd.) of 3467 Commercial Street, Vancouver, British Columbia V5N 4E8, E-mail: simonkm88@gmail.com ("RBV"), **POTASH GREEN, LLC** of 97 East Mount Peale Drive, Moab, Utah 84532, **WENDY WALKER TIBBETTS** of 97 East Mount Peale Drive Moab, Utah 84532 E-mail: wendy_walker@hotmail.com ("WWT"), and **JOSEPH J. HANSEN** of 1116 Mariwood Circle North Salt Lake, Utah 84054 E-mail: jxhansen@earthlink.net ("JJH")

(collectively, the "**Optionor**");

AND

PASSPORT POTASH INC., of 608 -1199 West Pender Street Vancouver, British Columbia V6E 2R1 E-mail: josh.bleak@gmail.com and/or jbleak@passportpotash.com ("PPI")

(the "**Optionee**").

WHEREAS:

A. The Optionor and the Optionee entered into an Option Agreement dated for reference March 28, 2011 (the "**Original Agreement**") whereby the Optionee was granted an option to acquire an undivided 90% legal and beneficial interest in and to the Property (as more particularly described in Schedule "A" attached to the Original Agreement).

B. On October 30, 2012 the Optionor and Optionee amended the Original Agreement. (the "**Amendment Agreement**").

C. The Parties wish now to amend the Amendment Agreement in accordance with this Second Amendment Agreement.

NOW THEREFORE in consideration of the premises and mutual covenants herein, and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties agree as follows:

1. In furtherance of this Second Amendment Agreement, the Amendment Agreement is amended as follows:

    a. Subsection ("i") be added after Subsection ("h") of Section 1 to read as follows: " i. In the event that the cash payment of US$2,450,000 following TSX approval of the Amendment Agreement (the "**Approval Payment**") is delayed, the parties agree to extend the Approval Payment deadline for a period of 30 days from the date of final approval from the TSX Venture Exchange with the payment of US$100,000 to Potash Green, LLC (the "**Extension Payment**"), with the Extension Payment to be deducted from the Approval Payment.

IN WITNESS WHEREOF the parties have executed this Second Amendment Agreement effective the date first above written.

Signature Page to Follow

4

NORTH AMERICAN POTASH DEVELOPMENTS INC.

Per: ______________________
Authorized Signatory
Name: SIMON TAM
Title: Director

POTASH GREEN, LLC

Per: ______________________
Authorized Signatory
Name: WENDY WALKER TIBBETTS
Title: MANAGER

____
JOSEPH J. HANSEN

____
WENDY WALKER TIBBETTS

PASSPORT POTASH INC.

Per: ______________________
Authorized Signatory
Name: Joshua Bleak
Title: President and CEO